U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2004

VIRAL GENETICS, INC.
(Exact name of registrant as specified in its charter)

000-26875
(Commission File No.)

Delaware	33-0814123
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1321 Mountain View Circle, Azusa, CA 91702
(Address of principal executive offices)

334-5310
(Registrant’s telephone number)

Not Applicable
(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]      Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[The original version of this report filed September 28, 2004, contains mathematical errors in the table of stock ownership on page 2, which are corrected in this amendment.]

Item 2.01  Completion of Acquisition or Disposition of Assets
Item 3.02  Unregistered Sales of Equity Securities
Item 5.01  Changes in Control of Registrant

        On September 20, 2004 Viral Genetics, Inc. (the “Company”) filed documents with the state of California for the purpose of closing and effecting the merger of Therapeutic Genetic, Inc., a California corporation and principal creditor of the Company (“TGI”) into the Company’s California subsidiary, Viral Genetics, Inc., which was the surviving corporation. The documents were filed pursuant to the terms of the Agreement and Plan of Merger between the parties dated June 30, 2004. This is the merger transaction identified in Note 10 to our unaudited financial statements filed with our report on Form 10-QSB for the quarter ended June 30, 2004, and has the effect of terminating our obligation to repay any indebtedness or issue any securities under the Debt Restructuring Agreement dated May 22, 2003, between the Company and TGI that was reported in our Form 8-K filed with the Securities and Exchange Commission on June 18, 2003.

        Pursuant to the Debt Restructuring Agreement, TGI was entitled to exchange the principal and interest of a pre-existing debt obligation owed by the Company to TGI into common shares and warrants of the Company. This debt obligation originated in 1995 with the transfer of the patent rights on which the Company’s primary product, VGV-1, is based. At June 30, 2004, the Company was indebted to TGI in the amount of $7,442,808 as a result of this pre-existing debt obligation. The number of shares and warrants issued as a result of the merger is the same as what would have been issued pursuant to the Debt Restructuring Agreement, which is effectively cancelled.

        Pursuant to the merger the Company issued 24,708,580 shares of its common stock and warrants to purchase an additional 24,708,580 shares to the former stockholders of TGI for all capital stock of TGI. TGI no longer exists as a legal entity as a consequence of the merger. Prior to the transaction there were 54,869,266 shares of the Company’s common stock outstanding, so that after the merger there are 79,577,846 shares outstanding. The 24,708,580 warrants issued to the former stockholders of TGI are exercisable at a price of $0.40 per share over a five-year period expiring on September 19, 2009. Prior to the merger TGI distributed to its stockholders on a pro rata basis options to purchase an additional 1,250,000 shares of the Company’s common stock.

        The effect of this transaction is to convert the pre-existing debt obligation of the Company to TGI, including accrued interest, to equity represented by the common stock and warrants of the Company. This decreases the Company’s liabilities and increases the Company’s equity by a corresponding amount. At the time of the transaction the sole asset of TGI was the Company’s convertible note.

        The securities of the Company were issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933, and Rule 506 of Regulation D adopted there under. Based on the Company’s and its officers’ and directors’ pre-existing relationship with the stockholders of TGI, the Company believes each of the stockholders to be either “accredited investors” as that term is defined in Rule 501 of Regulation D or to be knowledgeable with respect to the Company and capable to evaluate the risks and merits of an investment in the Company. No broker participated in the transaction and no commission was paid to any person.

        The following table illustrates the impact of the merger on the voting control of the Company’s common stock held by (i) each person who is currently a director, (ii) each executive officer, (iii) all current directors and executive officers of Viral Genetics as a group and (iv) each person who, to our knowledge, is the beneficial owner of more than five percent of the outstanding common stock following the merger. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

	Common Shares Beneficially Owned
	Before Merger		After Merger
Name and Address	Number	Percent of Class(1)	Number	Percent of Class(1)

Haig Keledjian (2)(3)	24,754,923	35.9	44,968,491	43.2
1321 Mountain View Circle
Azusa, CA 91702

Hampar Karageozian (2)(4)	7,141,509	12.6	17,260,579	19.9
31021 Marbella Vista
San Juan Capistrano, CA 92675

Arthur Keledjian (2)	-0-	-0-	-0-	-0-
1321 Mountain View Circle
Azusa, CA 91702

Harry Zhabilov, Jr. (2)(5)	7,066,380	12.0	17,170,249	19.3
1321 Mountain View Circle
Azusa, CA 91702

Danny Zhabilov (8)	2,966,381	5.4	2,966,381	3.7
1321 Mountain View Circle
Azusa, CA 91702

Southwest Land Trust	215,000	0.4	4,088,080	5.0
and Investment (6)
P.O. Box 1555
Solvang, CA 93464

Caribou Investments, Inc. (7)	2,679,046	4.9	6,262,901	7.7
Gubemador Ignacio
Esteva 70, Mexico 11850 D.F

All officers and directors	38,962,812	52.0	79,399,319	66.0
as a group (four persons)

(1)     These figures represent the percentage of ownership of the named individuals assuming each of them alone has exercised his or her options or conversion rights to purchase common shares, and percentage ownership of all officers and directors as a group, assuming all purchase and conversion rights held by such individuals are exercised.

(2)     Officer or Director of the Company.

(3)     Haig Keledjian holds 1,109,697 shares personally and options to purchase an additional 4,100,000 shares of the Company’s common stock. He holds 5,932,761 and 71,401 shares as Trustee for two irrevocable voting trusts for the benefit of his children; 2,188,403 shares as Trustee for an irrevocable trust established for a group of private investors; and 1,350,927 shares as Trustee for an irrevocable discretionary trust established for a group of Mr. Keledjian’s family members. Mr. Keledjian has sole voting and investment control over the shares he holds as Trustee. Mr. Keledjian also holds sole voting and investment control over Best Investments, Inc., a private company that holds promissory notes convertible to 5,000,867 shares of common stock and warrants to purchase an additional 5,000,867 shares of common stock at an exercise price of $0.40 per share that were assigned to Best Investments by Haig Keledjian, The Tomson Trust, Hampar Karageozian, and Harry Zhabilov, Jr. The figure for before the merger excludes any beneficial ownership attributable to Mr. Keledjian through the securities owned by Therapeutic Genetic prior to the merger, because any such attribution ended with the merger. Mr. Keledjian individually, each of the trusts listed above, and the Foundation for the Advancement of Health Sciences (which Mr. Keledjian controls) were also stockholders of Therapeutic Genetic, so the additional shares issued as a result of the merger attributable to Mr. Keledjian includes the shares, warrants, and options acquired individually and by these entities.

(4)     Hampar Karageozian holds 5,341,509 shares personally and options to purchase an additional 1,800,000 shares of the Company’s common stock. Mr. Karageozian was also a stockholder of Therapeutic Genetic, so the additional shares issued as a result of the merger attributable to Mr. Karageozian includes the shares, warrants, and options acquired individually.

(5)     Harry Zhabilov, Jr., holds 2,966,380 shares personally and options to purchase an additional 4,100,000 shares of the Company’s common stock. Mr. Zhabilov was indirectly a stockholder of Therapeutic Genetic, so the additional shares issued as a result of the merger attributable to Mr. Karageozian includes the shares, warrants, and options that were ultimately issued to him directly.

(6)     Southwest Land Trust and Investment is a privately held investment trust of which Steve Bollinger is the trustee.

(7)     Caribou Investments, Inc., is a private investment company owned and controlled by Horacio Altamirano of Mexico City, Mexico.

(8)     Danny Zhabilov and Harry Zhabilov, Jr., are brothers. Each of them received 2,966,380 in August 2004 by distribution from a trust, of which each were beneficiaries.

Item 9.01 Financial Statements and Exhibits

Financial Statements of Business Acquired

The Company intends to file any financial statements required by this item with 71 days after the date this report must be filed.

Pro Forma Financial Information

The Company intends to file any financial statements required by this item with 71 days after the date this report must be filed.

Exhibits

Copies of the following documents are included as exhibits to the original version of this report filed with the Securities and Exchange Commission on September 28, 2004, and are incorporated herein by this reference.

Exhibit No.	Title of Document

2.1	Agreement and Plan of Merger dated June 30, 2004
2.2	Agreement of Merger - attached as Exhibit B to Exhibit 2.1
10.1	Form of Warrant issued to Therapeutic Genetic stockholders under the Agreement and Plan of Merger - attached as Exhibit A to Exhibit 2.1

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRAL GENETICS, INC.

Dated: October 1, 2004	By /s/ Haig Keledjian, President